UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 11, 2023

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)

70 E. Long Lake Road Bloomfield Hills, MI (Address of principal executive offices)	48304 (Zip code)

(Registrant’s telephone number, including area code) (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	ADC	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 4.25% Series A Cumulative Redeemable Preferred Stock, $0.0001 par value	ADCPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 11, 2023, Agree Realty Corporation (“the Company”) held its annual meeting of stockholders. The matters on which the stockholders voted were:

1)	To elect three directors to serve until the annual meeting of stockholders in 2026; and

2)	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2023; and

3)	To approve, by non-binding vote, executive compensation; and
4)	To approve whether an advisory vote on the compensation of our named executive officers should occur every one, two or three years.

The three nominees were elected, the appointment of the independent registered public accounting firm was ratified, and the executive compensation was approved by non-binding vote. In addition, the advisory vote on the frequency of advisory votes on named executive officer compensation will occur every year. The results of the voting were as follows:

Election of Directors:

Director	Votes For	Votes Withheld	Broker Non-Votes
Merrie Frankel	69,866,104	5,463,959	4,411,069
John Rakolta, Jr.	74,119,408	1,210,655	4,411,069
Jerome Rossi	70,444,580	4,885,483	4,411,069

Ratification of Appointment of Independent Registered Public Accounting Firm:

Votes For	Votes Against	Abstentions	Broker Non-Votes
79,077,694	634,356	29,082	0

Approval, by Non-Binding Vote, of Executive Compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
71,683,743	3,568,852	77,468	4,411,069

 Approval, by Non-Binding Vote, of Frequency of Executive Compensation Votes:

1 Year	2 Years	3 Years	Abstentions
73,402,401	23,339	1,843,068	61,255

Based on the foregoing vote results for Proposal 4 and consistent with the recommendation of the Company’s Board of Directors (the “Board”), the Board has determined that the Company will implement an advisory vote on executive officer compensation every year until the next required advisory vote on such frequency.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

	By:	/s/ Peter Coughenour
Name: Peter Coughenour
Title: Chief Financial Officer and Secretary

Date: May 11, 2023